Net Gain On Divestment Of Business	12 Months Ended
Dec. 31, 2011
Net Gain On Divestment Of Business [Abstract]
Net Gain On Divestment Of Business

5.    Net Gain on Divestment of Business

Disposal of the EDT business

On September 16, 2011, we announced the completion of the merger between Alkermes, Inc. and EDT following the approval of the merger by Alkermes, Inc. shareholders on September 8, 2011. Alkermes, Inc. and EDT were combined under a new holding company incorporated in Ireland named Alkermes plc. In connection with the transaction, we received $500.0 million in cash and 31.9 million ordinary shares of Alkermes plc common stock. At the close of the transaction, we held approximately 25% of the equity of Alkermes plc, with the existing shareholders of Alkermes, Inc. holding the remaining 75% of the equity. Alkermes plc shares are registered in the United States and trade on the NASDAQ stock market. Our equity interest in Alkermes plc was recorded as an equity method investment on the Consolidated Balance Sheet at a carrying amount of $528.6 million, based on the closing share price of $16.57 of Alkermes, Inc. shares on the date of the transaction.

The net gain recorded on divestment of the EDT business amounted to $652.9 million, and was calculated as follows (in millions):

Cash consideration	$500.0
Investment in Alkermes plc	528.6

Total consideration	$1,028.6
Property, plant and equipment	(202.0)
Goodwill and other intangible assets(1)	(53.0)
Working capital and other net assets	(84.5)
Transaction and other costs	(36.2)

Net gain on divestment of business	$652.9

(1)	Includes goodwill of $49.7 million allocated to the EDT business.

Disposal of the AIP business

In 2010, we recorded a net gain of $1.0 million, as compared to a net gain of $108.7 million recorded for 2009, relating to the 2009 divestment of substantially all of Elan's assets and rights related to our AIP collaboration with Wyeth (which has been acquired by Pfizer) to Janssen AI. These gains were calculated based upon the estimated fair value of the assets sold of $235.0 million, less their carrying value and transaction costs. Our equity interest in Janssen AI has been recorded as an equity method investment on the Consolidated Balance Sheet, and was initially recorded at its estimated fair value of $235.0 million.

The net gain of $108.7 million recorded in 2009 was calculated as follows (in millions):

Investment in Janssen AI	$235.0
Intangible assets(1)	(68.0)
Biologics and fill-finish impairment(2)	(41.2)
Transaction costs	(16.8)
Share based compensation	1.2
Other	(1.5)

Net gain on divestment of business	$108.7

(1)	Includes goodwill of $10.3 million allocated to the AIP business.

(2)

As a result of the disposal of the AIP business, we re-evaluated the longer term biologics manufacturing and fill-finish requirements, and consequently recorded a non-cash asset impairment charge related to these activities of $41.2 million.

For additional information relating to our equity method investments in Alkermes plc and Janssen AI, refer to Note 9 to the Consolidated Financial Statements.